UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 12, 2005

                            WEBB MORTGAGE DEPOT, INC.

--------------------------------------------------------------------------------



         (Exact Name of Registrant as Specified in Its Charter) Florida

--------------------------------------------------------------------------------


                 (State or Other Jurisdiction of Incorporation)


           333-72376                                     65-0902373
--------------------------------------------------------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)



    155 Wilson Lake Road, Mooresville, NC                  28117
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)              (Zip Code)


                                 (800) 952-8706
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       n/a

--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act (17 CFR 240.14d-2(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Our former auditors, Russell & Atkins, PLC, tendered their resignation on April 8, 2005.

Except with respect to the Company's ability to continue as a going concern, the audit opinion rendered by Russell & Atkins for the year ended December 31, 2003, and for the interim periods March 31, June 30 and September 30, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Russell & Atkins conducted an audit of our financial statements only for the fiscal year ended December 31, 2003. During their tenure as auditors there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company provided Russell & Atkins, PLC with a copy of the foregoing disclosure. Attached as Exhibit 16.1 is a copy of their letter stating its agreement with such statements.

As result of the resignation of Russell & Atkins, PLC, the Company engaged the services of Webb & Company, P.A. on April 8, 2005 to complete its audit for the fiscal year ended December 31, 2004.

The Company has not used the services of the new auditors prior to their appointment. The Company has not consulted with Webb & Company regarding either the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was subject of a disagreement, within the meaning of Item 304 (a)(1)(iv) of Regulation S-k or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-k. Webb and Company is a member in good standing of the Public Company Accounting Oversight Board ("PCAOB").

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

16.1          Letter from Russell & Atkins, PLC

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 18, 2005

                                             Webb Mortgage Depot, Inc.

                                             By:  /s/ Byron Webb
                                                  --------------------
                                                  Byron Webb
                                                  President

                                       3